UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2013
Yadkin Valley Financial Corporation
(Exact Name of Registrant As Specified in Its Charter)
North Carolina
(State or Other Jurisdiction of Incorporation)

000-52099	20-4495993

(Commission File Number)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, NC	28621

(Address of Principal Executive Offices)	(Zip Code)
(704) 768-1161
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The management of Yadkin Valley Financial Corporation ("YAVY") will participate in the Sterne Agee Financial Institutions Investor Conference in Miami, FL on February 11 - 13, 2013. Joseph H. Towell, President and Chief Executive Officer, W. Mark DeMarcus, Executive Vice President and Chief Operating Officer, and Jan H. Hollar, Executive Vice President and Chief Financial Officer will meet with analysts and institutional investors, and will provide the attached presentation during the conference on Monday, February 11, 2013 through Wednesday, February 13, 2013. A copy of the presentation will be made available at YAVY's website (http://www.yadkinvalleybank.com) and is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Cautionary Note Regarding Any Forward-Looking Statements

Certain statements in this news release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements include but are not limited to (1) statements regarding potential future economic recovery, (2) statements with respect to our plans, objectives, expectations and intentions and other statements that are not historical facts, and (3) other statements identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expressions. Such statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our company or any person that the future events, plans, or expectations contemplated by our company will be achieved.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the rate of delinquencies and amounts of charge-offs, the level of allowance for loan losses, the rates of loan growth, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (2) competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (3) the strength of the United States economy in general and the strength of the local economies in which we conduct operations may be different than expected resulting in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on the company's loan portfolio and allowance for loan losses; (4) the risk that the preliminary financial information reported herein and our current preliminary analysis will be different when our review is finalized; (5) changes in deposit rates, the net interest margin, and funding sources; (6) changes in the U.S. legal and regulatory framework, including the effect of recent financial reform legislation on the banking industry; and (7) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) could have a negative impact on the company. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits
Exhibit No.	Exhibit
99.1	Presentation for the Sterne Agee Financial Institutions Investor Conference in Miami, FL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YADKIN VALLEY FINANCIAL CORPORATION
Dated: February 11, 2013	By:	/s/ Jan H. Hollar
		Name:	Jan H. Hollar
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Presentation for the Sterne Agee Financial Institutions Investor Conference in Miami, FL